UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             May 1, 2006

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2006, the Registrant’s Board of Directors, based on the recommendation of the Compensation Committee, approved an amendment to the Registrant’s 2001 Employee Stock Purchase Plan, to be effective May 1, 2006, such that the purchase price for each offering period shall be 95% of the fair market value of a share of stock at the end of the each offering period rather than 90% of the lesser of the fair market value of a share of stock on the beginning or the end of the offering period. The Amended and Restated 2001 Employee Stock Purchase Plan is attached to this current report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number	Description

10.1	Amended and Restated 2001 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: May 3, 2006	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amended and Restated 2001 Employee Stock Purchase Plan.